Exhibit 10.2

UNIFIRST CORPORATION

SECOND AMENDMENT TO THE

UNIFIRST CORPORATION

AMENDED 1996 STOCK INCENTIVE PLAN

In accordance with the provisions of Section 12 of the UniFirst Corporation 1996 Amended Stock Incentive Plan (the “Plan”), the Plan is hereby amended as follows:

1.	Section 1 of the Plan is hereby amended by inserting the following new defined term after the defined term “Incentive Stock Option” contained therein:

“‘Non-Employee Director’ means a member of the Board who is not also an employee of the Company or any Subsidiary.”

2.	Section 2(b)(i) of the Plan is hereby amended by deleting the phrase “the officers and other employees” contained therein and substituting the following in lieu thereof:

“the Non-Employee Directors, officers and other employees”

3.	Section 3(d) of the Plan is hereby amended by deleting the phrase “employees of another corporation who become employees” contained therein and substituting the following in lieu thereof:

“directors or employees of another corporation who become directors or employees”

4.	Section 4 of the Plan is hereby amended by deleting the phrase “such officers and other employees” contained therein and substituting the following in lieu thereof:

“such Non-Employee Directors, officers and other employees”

5.	Section 5 of the Plan is hereby amended by deleting the date November 5, 2006 contained in the third paragraph of said section and substituting the following in lieu thereof:

“July 12, 2011”

6.	Section 5 of the Plan is hereby amended by deleting subsection (b) and substituting the following in lieu thereof:
“(b)	Stock Options Granted to Non-Employee Directors.

(i)	Grant of Options.

(A)      Each Non-Employee Director who is serving as a Director of the Company on the third business day after each annual meeting of stockholders, beginning with the 2004 annual meeting, shall be granted on such day a Non-Qualified Stock Option to acquire a number of shares of Stock determined by the Committee for such year.

(B)      The exercise price per share for the Stock covered by a Stock Option granted under this Section 5(b) shall be equal to the Fair Market Value of the Stock on the date the Stock Option is granted.

(C)      The Committee, in its discretion, may grant additional Non-Qualified Stock Options to Non-Employee Directors. Any such grant may vary among individual Non-Employee Directors.

(ii)	Exercise; Termination.

(A)      Unless otherwise determined by the Committee, an Option granted under this Section 5(b) shall be exercisable in full on the grant date. An Option issued under this Section 5(b) shall not be exercisable after the expiration of ten years from the date of grant.

(B)      Options granted under this Section 5(b) may be exercised only by written notice to the Company specifying the number of shares to be purchased. Payment of the full purchase price of the shares to be purchased may be made by one or more of the methods specified in Section 5(a)(iv). An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

(iii) Non-transferability of Options. No Option granted under this Section 5(b) shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution and all such Options shall be exercisable, during the optionee’s lifetime, only by the optionee. Notwithstanding the foregoing, the Committee may permit the optionee to transfer, without consideration for the transfer, his Options to members, of his immediate family, or to trusts for the benefit of such family members, and to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable option agreement.”

7.	Section 6(b) of the Plan is hereby amended by deleting the phrase “any officers or other employees” contained therein and substituting the following in lieu thereof:

“any Non-Employee Directors, officers or other employees”

8.	Section 7(a) of the Plan is hereby amended by deleting the phrase “any officers or other employees” contained in the first sentence therein and substituting the following in lieu thereof:

“any Non-Employee Directors, officers or other employees”

9.	Section 7(a) of the Plan is hereby further amended by deleting the phrase “continuing employment” contained in the third sentence therein and substituting the following in lieu thereof:

“continuing employment (or other service relationship)”

10.

Section 7(d) of the Plan is hereby amended by deleting the phrase “termination of employment” contained in the second and third sentences therein and substituting the following in lieu thereof (in both places):

“termination of employment (or other service relationship)”

11.	Section 8(a) of the Plan is hereby amended by deleting the phrase “any officers or other employees” contained therein and substituting the following in lieu thereof:

“any Non-Employee Directors, officers or other employees”

12.	Section 9(a) of the Plan is hereby amended by deleting the phrase “any officers or other employees” contained therein and substituting the following in lieu thereof:

“any Non-Employee Directors, officers or other employees”

13.	Section 9(d) of the Plan is hereby amended by deleting the phrase “termination of employment” contained twice therein and substituting the following in lieu thereof (in both places):

“termination of employment (or other service relationship)”

14.	Section 9(e) of the Plan is hereby amended by deleting the phrase “termination of employment” contained therein and substituting the following in lieu thereof:

“termination of employment (or other service relationship)”

15.	Section 16 is hereby amended by inserting the following sentence at the end of such section:

“Unless sooner terminated as herein provided, the Plan shall terminate on January 8, 2012 and no award shall be granted under the Plan on and after such date.”

16.	This amendment shall be effective upon approval by the stockholders of UniFirst Corporation.
17.	Except as herein above provided, the Plan is hereby ratified, confirmed, and approved in all respects.

Approved by the Board of Directors: November 24, 2003

Approved by the Shareholders of UniFirst Corporation: January 13, 2004